Income Tax	3 Months Ended
Mar. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax
The net taxation expense in the three months ended March 31, 2011 compared to a net expense for the same period in 2010, constitutes the following:

	Three months ended March 31,
	2011	2010
	(unaudited)	(unaudited)
	(in US Dollars, millions)

Charge for current taxation	55	60
Charge for deferred taxation (1)	69	16
	124	76

Income from continuing operations before income tax and equity income in associates (2)	358	232

(1) The higher deferred taxation in 2011 mainly relates to the reversal of deferred taxation assets arising from the utilization of tax losses in South Africa.

(2) The higher tax charge for the three months ended March 31, 2011 is mainly due to higher earnings and the reversal of deferred taxation assets.

Uncertain taxes

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:
(in US Dollars, millions)

Balance at January 1, 2011	52
Additions for tax positions identified in prior years	1
Translation	(1)
Balance as at March 31, 2011 (1)	52

(1) Unrecognized tax benefits which, if recognized, would affect the Company's effective tax rate.

(in US Dollars, millions)
The Company’s continuing practice is to recognize interest and penalties related to unrecognized tax benefits as part of its income tax expense. For the three months ended and as at March 31, 2011, interest recognized and interest accrued amounted to:

Interest recognized during the three months ended March 31, 2011	-
Interest accrued as at March 31, 2011	8